UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On August 10, 2017, MetLife, Inc. (“MetLife’) issued a news release announcing that it will hold a special meeting of its common shareholders on Thursday, October 19, 2017, to approve changes to dividend payment tests in MetLife’s charter, and adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on August 10, 2017, MetLife issued a news release announcing that it is soliciting consents from the holders of MetLife’s 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066, 9.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068, and 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069, as well as MetLife Capital Trust IV’s 7.875% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities which are exchangeable in certain circumstances for MetLife’s 7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067, to change interest payment tests in the supplemental indentures relating to such securities. A copy of the news release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This news release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “continuing,” “potential,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s most recent Annual Report on Form 10-K (the “Annual Report”) filed with the U.S. Securities and Exchange Commission (the “SEC”), any Quarterly Reports on Form 10-Q filed by MetLife, Inc. with the SEC after the date of the Annual Report under the captions “Note Regarding Forward-Looking Statements” and “Risk Factors,” and other filings MetLife, Inc. makes with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later become aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed changes to dividend payment tests in the Company’s charter, for which MetLife filed a preliminary proxy statement with the SEC on August 10, 2017, and intends to file a definitive proxy statement with the SEC (which MetLife will disseminate to shareholders in advance of the special shareholder meeting on October 19, 2017).

BEFORE MAKING ANY VOTING DECISION, METLIFE’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED CHANGES TO THE COMPANY’S CHARTER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CHANGES TO THE COMPANY’S CHARTER.

Investors and security holders will be able to obtain, free of charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. In addition, the proxy statement and MetLife’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act will be available free of charge through MetLife’s website at www.metlife.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Participants in Solicitation

MetLife and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MetLife common stock in respect of the proposed changes to the Company’s charter. Information about the directors and executive officers of MetLife can be found in MetLife’s Definitive Proxy Statement, filed with the SEC on April 27, 2017, for MetLife’s Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation will be contained in the definitive proxy statement that will be filed with the SEC in connection with the proposed changes to dividend payment tests in the Company’s charter.

Item 9.01 Financial Statements and Exhibits.

99.1	MetLife, Inc. news release, dated August 10, 2017, announcing that it will hold a special meeting of its common shareholders.

99.2	MetLife, Inc. news release, dated August 10, 2017, announcing that it is soliciting consents from the holders of MetLife’s 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066, 9.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068, and 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069, as well as MetLife Capital Trust IV’s 7.875% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Jeannette N. Pina
	Name:	Jeannette N. Pina
	Title:	Vice President and Secretary

Date: August 10, 2017

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	MetLife, Inc. news release, dated August 10, 2017, announcing that it will hold a special meeting of its common shareholders.

99.2	MetLife, Inc. news release, dated August 10, 2017, announcing that it is soliciting consents from the holders of MetLife’s 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066, 9.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068, and 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069, as well as MetLife Capital Trust IV’s 7.875% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities.